Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.633% 28 APR 2021-17

Date of First Offering:                                           10/08/2013

Dollar Amount Purchased:                                           2,600,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,600,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.542% 28 APR 2020-16

Date of First Offering:                                           10/08/2013

Dollar Amount Purchased:                                           9,050,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     9,050,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Bank of China Limited; China Construction Bank Corporation; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; Industrial and Commercial Bank of China Limited; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Societe Generale

Name of Issuer:                                SINOPEC GRP OVERSEA 2013

Title of Security:                                SINOPEC GROUP OVERSEAS DEV 4.375% 17 OCT 2023 144A

Date of First Offering:                                           10/09/2013

Dollar Amount Purchased:                                           15,691,296

Number of Shares or Par Value of Bonds Purchased:                                                                                     15,800,000

Price Per Unit:                                99.31

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Bank of China Limited; China Construction Bank Corporation; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; Industrial and Commercial Bank of China Limited; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Societe Generale

Name of Issuer:                                SINOPEC GRP OVERSEA 2013

Title of Security:                                SINOPEC GROUP OVERSEAS DEV 5.375% 17 OCT 2043 144A

Date of First Offering:                                           10/09/2013

Dollar Amount Purchased:                                           1,580,158

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,590,000

Price Per Unit:                                99.38

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Global Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Limited

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Natixis Securities Americas LLC

Name of Issuer:                                BPCE SA

Title of Security:                                BPCE SA 5.7% 22 OCT 2023 144A

Date of First Offering:                                           10/15/2013

Dollar Amount Purchased:                                           948,423

Number of Shares or Par Value of Bonds Purchased:                                                                                     950,000

Price Per Unit:                                99.83

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Natixis Securities Americas LLC

Name of Issuer:                                BPCE SA

Title of Security:                                BPCE SA 5.7% 22 OCT 2023 144A

Date of First Offering:                                           10/15/2013

Dollar Amount Purchased:                                           1,297,842

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,300,000

Price Per Unit:                                99.83

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Natixis Securities Americas LLC

Name of Issuer:                                BPCE SA

Title of Security:                                BPCE SA 5.7% 22 OCT 2023 144A

Date of First Offering:                                           10/15/2013

Dollar Amount Purchased:                                           274,544

Number of Shares or Par Value of Bonds Purchased:                                                                                     275,000

Price Per Unit:                                99.83

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Natixis Securities Americas LLC

Name of Issuer:                                BPCE SA

Title of Security:                                BPCE SA 5.7% 22 OCT 2023 144A

Date of First Offering:                                           10/15/2013

Dollar Amount Purchased:                                           648,921

Number of Shares or Par Value of Bonds Purchased:                                                                                     650,000

Price Per Unit:                                99.83

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Global Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Wells Fargo Securities, LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Capital One Southcoast, Inc; Castleoak Securities, L.P.; CIBC World Markets Corp; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; National Bank Of Canada Financial Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Scott & Stringfellow, LLC; TD Securities USA LLC; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                Wells Fargo & Co

Title of Security:                                WELLS FARGO & COMPANY 5.375% 02 NOV 2043

Date of First Offering:                                           10/21/2013

Dollar Amount Purchased:                                           1,346,004

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,350,000

Price Per Unit:                                99.70

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Wells Fargo Securities, LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Capital One Southcoast, Inc; Castleoak Securities, L.P.; CIBC World Markets Corp; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; National Bank Of Canada Financial Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Scott & Stringfellow, LLC; TD Securities USA LLC; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                Wells Fargo & Co

Title of Security:                                WELLS FARGO & COMPANY 5.375% 02 NOV 2043

Date of First Offering:                                           10/21/2013

Dollar Amount Purchased:                                           2,343,044

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,350,000

Price Per Unit:                                99.70

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Wells Fargo Securities, LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Capital One Southcoast, Inc; Castleoak Securities, L.P.; CIBC World Markets Corp; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; National Bank Of Canada Financial Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Scott & Stringfellow, LLC; TD Securities USA LLC; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                Wells Fargo & Co

Title of Security:                                WELLS FARGO & COMPANY 5.375% 02 NOV 2043

Date of First Offering:                                           10/21/2013

Dollar Amount Purchased:                                           498,520

Number of Shares or Par Value of Bonds Purchased:                                                                                     500,000

Price Per Unit:                                99.70

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     SunTrust Robinson Humphrey, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; SunTrust Robinson Humphrey, Inc.

Name of Issuer:                                SunTrust Banks Inc

Title of Security:                                SUNTRUST BANKS, INC. 2.35% 01 NOV 2018-18

Date of First Offering:                                           10/22/2013

Dollar Amount Purchased:                                           2,497,875

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,500,000

Price Per Unit:                                99.92

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Plus Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     SunTrust Robinson Humphrey, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; SunTrust Robinson Humphrey, Inc.

Name of Issuer:                                SunTrust Banks Inc

Title of Security:                                SUNTRUST BANKS, INC. 2.35% 01 NOV 2018-18

Date of First Offering:                                           10/22/2013

Dollar Amount Purchased:                                           1,124,044

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,125,000

Price Per Unit:                                99.92

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Global Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BNY Mellon Capital Markets LLC; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; E.J. De La Rosa & Co., Inc.; Fidelity Capital Markets; Hutchinson, Shockey, Erley & Co.; J.P. Morgan Securities LLC; Jefferies LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; R H Investment Corporation, Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stern Brothers & Co.; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.

Name of Issuer:                                CALIFORNIA ST

Title of Security:                                CALIFORNIA ST UNREFUNDED BALANCE 5% 01 NOV 2043-23

Date of First Offering:                                           10/23/2013

Dollar Amount Purchased:                                           252,150

Number of Shares or Par Value of Bonds Purchased:                                                                                     250,000

Price Per Unit:                                100.86

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BNY Mellon Capital Markets LLC; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; E.J. De La Rosa & Co., Inc.; Fidelity Capital Markets; Hutchinson, Shockey, Erley & Co.; J.P. Morgan Securities LLC; Jefferies LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; R H Investment Corporation, Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stern Brothers & Co.; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.

Name of Issuer:                                CALIFORNIA ST

Title of Security:                                CALIFORNIA ST UNREFUNDED BALANCE 5% 01 NOV 2043-23

Date of First Offering:                                           10/23/2013

Dollar Amount Purchased:                                           4,029,357

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,995,000

Price Per Unit:                                100.86

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                ABN AMRO BANK NV

Title of Security:                                ABN AMRO BANK N.V. FRN 28 OCT 2016 144A

Date of First Offering:                                           10/23/2013

Dollar Amount Purchased:                                           3,950,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,950,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BNY Mellon Capital Markets LLC; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; E.J. De La Rosa & Co., Inc.; Fidelity Capital Markets; Hutchinson, Shockey, Erley & Co.; J.P. Morgan Securities LLC; Jefferies LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; R H Investment Corporation, Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; Southwest Securities, Inc.; Stern Brothers & Co.; Stifel, Nicolaus & Company, Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.

Name of Issuer:                                CALIFORNIA ST

Title of Security:                                CALIFORNIA ST UNREFUNDED BALANCE 5% 01 NOV 2043-23

Date of First Offering:                                           10/23/2013

Dollar Amount Purchased:                                           1,588,545

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,575,000

Price Per Unit:                                100.86

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Aktiengesellschaft

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; China Merchants Bank Co., Ltd.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                EVERGRANDE REAL ESTATE G

Title of Security:                                EVERGRANDE REAL ESTATE G 8.75% 30 OCT 2018-16 144A

Date of First Offering:                                           10/24/2013

Dollar Amount Purchased:                                           1,750,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,750,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Dynamic Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Aktiengesellschaft

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; China Merchants Bank Co., Ltd.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                EVERGRANDE REAL ESTATE G

Title of Security:                                EVERGRANDE REAL ESTATE G 8.75% 30 OCT 2018-16 144A

Date of First Offering:                                           10/24/2013

Dollar Amount Purchased:                                           200,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Global Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                Intesa Sanpaolo SpA

Title of Security:                                INTESA SANPAOLO S.P.A.-NEW YORK 3.875% 15 JAN 2019

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           899,829

Number of Shares or Par Value of Bonds Purchased:                                                                                     900,000

Price Per Unit:                                99.98

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     RBS Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Barclays Capital Inc; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Morgan Stanley & Co. LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Altria Group Inc

Title of Security:                                ALTRIA GROUP, INC. 4% 31 JAN 2024

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           2,633,517

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,650,000

Price Per Unit:                                99.38

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC: Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                FREESCALE SEMICONDUCTOR

Title of Security:                                FREESCALE SEMICONDUCTOR, LT 6% 15 JAN 2022-16 144A

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           5,350,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,350,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                Intesa Sanpaolo SpA

Title of Security:                                INTESA SANPAOLO S.P.A.-NEW YORK 3.875% 15 JAN 2019

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           25,970,064

Number of Shares or Par Value of Bonds Purchased:                                                                                     25,975,000

Price Per Unit:                                99.98

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     RBS Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Barclays Capital Inc; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Morgan Stanley & Co. LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Altria Group Inc

Title of Security:                                ALTRIA GROUP, INC. 4% 31 JAN 2024

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           596,268

Number of Shares or Par Value of Bonds Purchased:                                                                                     600,000

Price Per Unit:                                99.38

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From:                                                                                     RBS Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Barclays Capital Inc; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets, LLC; Morgan Stanley & Co. LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Altria Group Inc

Title of Security:                                ALTRIA GROUP, INC. 4% 31 JAN 2024

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           521,735

Number of Shares or Par Value of Bonds Purchased:                                                                                     525,000

Price Per Unit:                                99.38

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                Intesa Sanpaolo SpA

Title of Security:                                INTESA SANPAOLO S.P.A.-NEW YORK 3.875% 15 JAN 2019

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           524,900

Number of Shares or Par Value of Bonds Purchased:                                                                                     525,000

Price Per Unit:                                99.98

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Floating Rate Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC: Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                FREESCALE SEMICONDUCTOR

Title of Security:                                FREESCALE SEMICONDUCTOR, LT 6% 15 JAN 2022-16 144A

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           2,150,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,150,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Wells Fargo Securities, LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                RIALTO HLDS LLC/CORP

Title of Security:                                RIALTO HOLDINGS LLC 7% 01 DEC 2018-15 144A

Date of First Offering:                                           11/08/2013

Dollar Amount Purchased:                                           11,300,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     11,300,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BNP Paribas Securities Corp.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC

Name of Issuer:                                IAC/InterActiveCorp

Title of Security:                                IAC/INTERACTIVECORP. 4.875% 30 NOV 2018-14 144A

Date of First Offering:                                           11/12/2013

Dollar Amount Purchased:                                           7,700,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     7,700,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Capital One Southcoast, Inc; CIBC World Markets Corp; Citigroup Global Markets Inc.; Commerz Markets LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; National Australia Bank Limited; National Bank of Abu Dhabi; PNC Capital Markets LLC; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                Barclays PLC

Title of Security:                                BARCLAYS BANK PLC 8.25% 15 DEC 2049-18

Date of First Offering:                                           11/13/2013

Dollar Amount Purchased:                                           6,199,566

Number of Shares or Par Value of Bonds Purchased:                                                                                     6,200,000

Price Per Unit:                                99.99

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Nomura Securities International, Inc.; Rabo Securities USA, Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Post Holdings Inc

Title of Security:                                POST HOLDINGS, INC. 6.75% 01 DEC 2021-17 144A

Date of First Offering:                                           11/13/2013

Dollar Amount Purchased:                                           1,750,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     7,750,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Capital One Southcoast, Inc; CIBC World Markets Corp; Citigroup Global Markets Inc.; Commerz Markets LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; National Australia Bank Limited; National Bank of Abu Dhabi; PNC Capital Markets LLC; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                Barclays PLC

Title of Security:                                BARCLAYS BANK PLC 8.25% 15 DEC 2049-18

Date of First Offering:                                           11/13/2013

Dollar Amount Purchased:                                           34,147,608

Number of Shares or Par Value of Bonds Purchased:                                                                                     34,150,000

Price Per Unit:                                99.99

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Global Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     M.R. Beal & Company

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Cabrera Capital Markets, LLC; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; Jefferies LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Northern Trust Securities, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Rice Financial Products Company; Roosevelt & Cross, Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; TD Securities Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                NEW YORK CITY NY MUNI WTR FIN

Title of Security:                                NEW YORK N Y CITY MUN WTR FIN AU 5% 15 JUN 2046-23

Date of First Offering:                                           11/14/2013

Dollar Amount Purchased:                                           1,192,230

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,170,000

Price Per Unit:                                101.90

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     M.R. Beal & Company

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Cabrera Capital Markets, LLC; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; Jefferies LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Northern Trust Securities, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Rice Financial Products Company; Roosevelt & Cross, Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; TD Securities Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                NEW YORK CITY NY MUNI WTR FIN

Title of Security:                                NEW YORK N Y CITY MUN WTR FIN AU 5% 15 JUN 2046-23

Date of First Offering:                                           11/14/2013

Dollar Amount Purchased:                                           1,518,310

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,490,000

Price Per Unit:                                101.90

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     M.R. Beal & Company

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Cabrera Capital Markets, LLC; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Fidelity Capital Markets; J.P. Morgan Securities LLC; Jefferies LLC; Lebenthal & Co., LLC; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Northern Trust Securities, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Rice Financial Products Company; Roosevelt & Cross, Inc.; Samuel A. Ramirez & Company, Inc.; Siebert, Brandford, Shank & Co, L.L.C.; TD Securities Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                NEW YORK CITY NY MUNI WTR FIN

Title of Security:                                NEW YORK N Y CITY MUN WTR FIN AU 5% 15 JUN 2046-23

Date of First Offering:                                           11/14/2013

Dollar Amount Purchased:                                           555,355

Number of Shares or Par Value of Bonds Purchased:                                                                                     545,000

Price Per Unit:                                101.90

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; CIBC World Markets Corp; Citigroup Global Markets Inc.; DBS Bank Ltd.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.; TD Securities USA LLC

Name of Issuer:                                Valeant Pharmaceuticals Intern

Title of Security:                                VALEANT PHARMACEUTICALS 5.625% 01 DEC 2021-16 144A

Date of First Offering:                                           11/15/2013

Dollar Amount Purchased:                                           1,500,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,500,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; RBC Capital Markets, LLC; RBS Securities Inc.

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.125% 15 JAN 2022-18

Date of First Offering:                                           11/18/2013

Dollar Amount Purchased:                                           6,400,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     6,400,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; RBC Capital Markets, LLC; RBS Securities Inc.

Name of Issuer:                                T-MOBILE USA INC

Title of Security:                                T-MOBILE USA, INC. 6.5% 15 JAN 2024-19

Date of First Offering:                                           11/18/2013

Dollar Amount Purchased:                                           14,100,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     14,100,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Aktiengesellschaft

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs International; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.

Name of Issuer:                                HUNGARY

Title of Security:                                HUNGARIAN GOVT 5.75% 22 NOV 2023

Date of First Offering:                                           11/18/2013

Dollar Amount Purchased:                                           11,463,943

Number of Shares or Par Value of Bonds Purchased:                                                                                     11,620,000

Price Per Unit:                                98.66

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                FIFTH THIRD BANK

Title of Security:                                FIFTH THIRD BANK FRN 18 NOV 2016-16

Date of First Offering:                                           11/18/2013

Dollar Amount Purchased:                                           3,725,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,725,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI Securities Corporation; CIBC World Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Hsbc Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Santander Investment Securities Inc.; Scotia Capital (USA) Inc; SG Americas Securities, LLC; SMBC Nikko Securities Inc.; Standard Chartered Bank

Name of Issuer:                                SABINE PASS LIQUEFACTION

Title of Security:                                SABINE PASS LIQUEFACTION, L 6.25% 15 MAR 2022 144A

Date of First Offering:                                           11/18/2013

Dollar Amount Purchased:                                           11,000,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     11,000,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Dynamic Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Aktiengesellschaft

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs International; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.

Name of Issuer:                                HUNGARY

Title of Security:                                HUNGARIAN GOVT 5.75% 22 NOV 2023

Date of First Offering:                                           11/18/2013

Dollar Amount Purchased:                                           88,791

Number of Shares or Par Value of Bonds Purchased:                                                                                     90,000

Price Per Unit:                                98.66

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Lloyds TSB Bank PLC; Morgan Stanley & Co. LLC; UBS Securities LLC

Name of Issuer:                                LLOYDS BANK PLC

Title of Security:                                LLOYDS BANKING GROUP PLC 2.3% 27 NOV 2018

Date of First Offering:                                           11/20/2013

Dollar Amount Purchased:                                           1,572,480

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,575,000

Price Per Unit:                                99.84

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Lloyds TSB Bank PLC; Morgan Stanley & Co. LLC; UBS Securities LLC

Name of Issuer:                                LLOYDS BANK PLC

Title of Security:                                LLOYDS BANKING GROUP PLC 2.3% 27 NOV 2018

Date of First Offering:                                           11/20/2013

Dollar Amount Purchased:                                           349,440

Number of Shares or Par Value of Bonds Purchased:                                                                                     350,000

Price Per Unit:                                99.84

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                LifePoint Hospitals Inc

Title of Security:                                LIFEPOINT HOSPITALS, INC. 5.5% 01 DEC 2021-16 144A

Date of First Offering:                                           11/21/2013

Dollar Amount Purchased:                                           5,800,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,800,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; RBC Capital Markets, LLC

Name of Issuer:                                Aircastle Ltd

Title of Security:                                AIRCASTLE LIMITED 4.625% 15 DEC 2018

Date of First Offering:                                           12/02/2013

Dollar Amount Purchased:                                           5,600,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,600,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Rabo Securities USA, Inc.; Samuel A. Ramirez & Company, Inc.; Scotia Capital (USA) Inc; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                Starbucks Corp

Title of Security:                                STARBUCKS CORPORATION 0.875% 05 DEC 2016

Date of First Offering:                                           12/02/2013

Dollar Amount Purchased:                                           3,717,736

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,725,000

Price Per Unit:                                99.81

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; Macquarie Capital (USA) Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                APX GROUP INC

Title of Security:                                APX GROUP, INC. 8.75% 01 DEC 2020-15 144A

Date of First Offering:                                           12/10/2013

Dollar Amount Purchased:                                           5,481,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,400,000

Price Per Unit:                                101.50

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.

Name of Issuer:                                SLM CORP

Title of Security:                                SLM CORPORATION 4.875% 17 JUN 2019

Date of First Offering:                                           12/11/2013

Dollar Amount Purchased:                                           9,940,500

Number of Shares or Par Value of Bonds Purchased:                                                                                     10,000,000

Price Per Unit:                                99.41

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; CIBC World Markets Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital (USA) Inc; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                DEVON ENERGY CORPORATION

Title of Security:                                DEVON ENERGY CORPORATION FRN 15 DEC 2016

Date of First Offering:                                           12/11/2013

Dollar Amount Purchased:                                           450,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     450,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; CIBC World Markets Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital (USA) Inc; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                DEVON ENERGY CORPORATION

Title of Security:                                DEVON ENERGY CORPORATION 1.2% 15 DEC 2016

Date of First Offering:                                           12/11/2013

Dollar Amount Purchased:                                           174,827

Number of Shares or Par Value of Bonds Purchased:                                                                                     175,000

Price Per Unit:                                99.90

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Castleoak Securities, L.P.; Citigroup Global Markets Inc.; Janney Montgomery Scott LLC; Loop Capital Markets, LLC; M.R. Beal & Company; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Roosevelt & Cross, Inc.; Samuel A. Ramirez & Company, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                NEW YORK ST THRUWAY AUTH

Title of Security:                                NEW YORK ST TWY AUTH GEN REV JR IND 5% 01 MAY 2019

Date of First Offering:                                           12/12/2013

Dollar Amount Purchased:                                           18,541,900

Number of Shares or Par Value of Bonds Purchased:                                                                                     16,250,000

Price Per Unit:                                114.10

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; PNC Capital Markets LLC; Raymond James & Associates, Inc.; Sterne, Agee & Leach, Inc.

Name of Issuer:                                KENTUCKY PUB TRANSPRTN INFRAST

Title of Security:                                KENTUCKY PUB TRANSN INFRASTRUCTURE 5% 01 JUL 2017

Date of First Offering:                                           12/12/2013

Dollar Amount Purchased:                                           16,459,200

Number of Shares or Par Value of Bonds Purchased:                                                                                     15,000,000

Price Per Unit:                                109.73

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs High Yield Municipal Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Cabrera Capital Markets, LLC; Citigroup Global Markets Inc.; E.J. De La Rosa & Co., Inc.; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Piper Jaffray & Co.; Wells Fargo Securities, LLC

Name of Issuer:                                FOOTHILL ESTRN TRANSPRTN CORRI

Title of Security:                                FOOTHILL/EASTERN TRANSPORTATION 6% 15 JAN 2053-24

Date of First Offering:                                           12/13/2013

Dollar Amount Purchased:                                           9,428,100

Number of Shares or Par Value of Bonds Purchased:                                                                                     10,000,000

Price Per Unit:                                94.28

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Australia and New Zealand Banking Group Limited; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                AUST & NZ BANKING GRP NY

Title of Security:                                AUSTRALIA AND NEW ZEALAND BANKIN 1.25% 10 JAN 2017

Date of First Offering:                                           01/06/2014

Dollar Amount Purchased:                                           3,524,789

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,525,000

Price Per Unit:                                99.94

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Australia and New Zealand Banking Group Limited; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                AUST & NZ BANKING GRP NY

Title of Security:                                AUSTRALIA AND NEW ZEALAND BANKIN 1.25% 10 JAN 2017

Date of First Offering:                                           01/06/2014

Dollar Amount Purchased:                                           1,349,919

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,350,000

Price Per Unit:                                99.94

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Daiwa Capital Markets America Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inco.; Nomura Securities International, Inc.; RBS Securities Inc.; SMBC Nikko Securities Inc.

Name of Issuer:                                SUMITOMO MITSUI BANKING

Title of Security:                                SUMITOMO MITSUI BANKING CORPORATIO FRN 10 JAN 2017

Date of First Offering:                                           01/07/2014

Dollar Amount Purchased:                                           1,700,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,700,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Daiwa Capital Markets America Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inco.; Nomura Securities International, Inc.; RBS Securities Inc.; SMBC Nikko Securities Inc.

Name of Issuer:                                SUMITOMO MITSUI BANKING

Title of Security:                                SUMITOMO MITSUI BANKING CORPORATIO FRN 10 JAN 2017

Date of First Offering:                                           01/07/2014

Dollar Amount Purchased:                                           450,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     450,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     HSBC Securities (USA) Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs (Asia) L.L.C.; Australia and New Zealand Banking Group Limited; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Standard Chartered Bank

Name of Issuer:                                REPUBLIC OF PHILIPPINES

Title of Security:                                PHILIPPINO GOVT 4.2% 21 JAN 2024

Date of First Offering:                                           01/09/2014

Dollar Amount Purchased:                                           2,550,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,550,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Dynamic Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     HSBC Securities (USA) Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs (Asia) L.L.C.; Australia and New Zealand Banking Group Limited; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Standard Chartered Bank

Name of Issuer:                                REPUBLIC OF PHILIPPINES

Title of Security:                                PHILIPPINO GOVT 4.2% 21 JAN 2024

Date of First Offering:                                           01/09/2014

Dollar Amount Purchased:                                           200,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; BMO Capital Markets Corp.; BOSC, Inc.; Capital One Securities, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; ING Financial Markets LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Scotia Capital (USA) Inc; Scott & Stringfellow, LLC; SG Americas Securities, LLC; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC

Name of Issuer:                                Laredo Petroleum Inc

Title of Security:                                LAREDO PETROLEUM, INC. 5.625% 15 JAN 2022-17 144A

Date of First Offering:                                           01/13/2014

Dollar Amount Purchased:                                           3,000,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,000,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                Westpac Banking Corp

Title of Security:                                WESTPAC BANKING CORPORATION FRN 17 JAN 2019

Date of First Offering:                                           01/13/2014

Dollar Amount Purchased:                                           2,650,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,650,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                Westpac Banking Corp

Title of Security:                                WESTPAC BANKING CORPORATION FRN 17 JAN 2019

Date of First Offering:                                           01/13/2014

Dollar Amount Purchased:                                           825,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     825,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Agricole Corporate and Investment Bank

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; UniCredit Banca SpA

Name of Issuer:                                Credit Agricole SA

Title of Security:                                CREDIT AGRICOLE SA 7.875% 23 JAN 2049-24 144A

Date of First Offering:                                           01/15/2014

Dollar Amount Purchased:                                           4,250,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     4,250,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Agricole Corporate and Investment Bank

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; UniCredit Banca SpA

Name of Issuer:                                Credit Agricole SA

Title of Security:                                CREDIT AGRICOLE SA 7.875% 23 JAN 2049-24 144A

Date of First Offering:                                           01/15/2014

Dollar Amount Purchased:                                           17,575,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     17,575,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Agricole Corporate and Investment Bank

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; UniCredit Banca SpA

Name of Issuer:                                Credit Agricole SA

Title of Security:                                CREDIT AGRICOLE SA 7.875% 23 JAN 2049-24 144A

Date of First Offering:                                           01/15/2014

Dollar Amount Purchased:                                           225,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     225,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Aktiengesellschaft

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                PETROLEOS MEXICANOS

Title of Security:                                PETROLEOS MEXICANOS 6.375% 23 JAN 2045 144A

Date of First Offering:                                           01/15/2014

Dollar Amount Purchased:                                           5,161,104

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,200,000

Price Per Unit:                                99.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Dynamic Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Aktiengesellschaft

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                PETROLEOS MEXICANOS

Title of Security:                                PETROLEOS MEXICANOS 6.375% 23 JAN 2045 144A

Date of First Offering:                                           01/15/2014

Dollar Amount Purchased:                                           19,850

Number of Shares or Par Value of Bonds Purchased:                                                                                     20,000

Price Per Unit:                                99.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Suisse Securities (USA) LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; RBC Capital Markets, LLC; Stephens Inc.; UBS Securities LLC

Name of Issuer:                                PLY GEM INDUSTRIES INC

Title of Security:                                PLY GEM INDUSTRIES, INC. 6.5% 01 FEB 2022-17 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           5,650,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,650,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CAP 5.25% 15 FEB 2022-17 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           1,100,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,100,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BNP Paribas Securities Corp; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Evercore Group L.L.C.; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Lloyds Bank PLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; TD Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CA 5.625% 15 FEB 2024-19 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           1,100,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,100,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CAP 5.25% 15 FEB 2022-17 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           3,100,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,100,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BNP Paribas Securities Corp; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Evercore Group L.L.C.; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Lloyds Bank PLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; TD Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CA 5.625% 15 FEB 2024-19 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           3,100,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,100,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Floating Rate Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CAP 5.25% 15 FEB 2022-17 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           850,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     850,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Floating Rate Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BNP Paribas Securities Corp; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Evercore Group L.L.C.; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Lloyds Bank PLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; TD Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CA 5.625% 15 FEB 2024-19 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           850,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     850,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs World Bond Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Banco Santander, S.A.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Santander Investment Securities Inc.; Societe Generale

Name of Issuer:                                BONOS Y OBLIG DEL ESTADO

Title of Security:                                SPANISH GOVT 3.8% 30 APR 2024

Date of First Offering:                                           01/22/2014

Dollar Amount Purchased:                                           189,216

Number of Shares or Par Value of Bonds Purchased:                                                                                     140,000

Price Per Unit:                                99.64

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Global Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Banco Santander, S.A.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Santander Investment Securities Inc.; Societe Generale

Name of Issuer:                                BONOS Y OBLIG DEL ESTADO

Title of Security:                                SPANISH GOVT 3.8% 30 APR 2024

Date of First Offering:                                           01/22/2014

Dollar Amount Purchased:                                           9,812,184

Number of Shares or Par Value of Bonds Purchased:                                                                                     7,260,000

Price Per Unit:                                99.64

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Banco Santander, S.A.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Santander Investment Securities Inc.; Societe Generale

Name of Issuer:                                BONOS Y OBLIG DEL ESTADO

Title of Security:                                SPANISH GOVT 3.8% 30 APR 2024

Date of First Offering:                                           01/22/2014

Dollar Amount Purchased:                                           324,829,248

Number of Shares or Par Value of Bonds Purchased:                                                                                     240,340,000

Price Per Unit:                                99.64

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Fixed Income Macro Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Banco Santander, S.A.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; Citigroup Global Markets Inc.; Santander Investment Securities Inc.; Societe Generale

Name of Issuer:                                BONOS Y OBLIG DEL ESTADO

Title of Security:                                SPANISH GOVT 3.8% 30 APR 2024

Date of First Offering:                                           01/22/2014

Dollar Amount Purchased:                                           2,338,165

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,730,000

Price Per Unit:                                99.64

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Banco do Brasil S.A.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBS Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; UBS Securities LLC; Williams Capital Group L.P.

Name of Issuer:                                CHRYSLER GP/CG CO-ISSUER

Title of Security:                                CHRYSLER GROUP LLC 8% 15 JUN 2019-15 144A

Date of First Offering:                                           02/04/2014

Dollar Amount Purchased:                                           8,660,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     8,000,000

Price Per Unit:                                108.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Banca IMI S.P.A.; Banco do Brasil S.A.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBS Capital Markets, LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; UBS Securities LLC; Williams Capital Group L.P.

Name of Issuer:                                CHRYSLER GP/CG CO-ISSUER

Title of Security:                                CHRYSLER GROUP LLC 8.25% 15 JUN 2021-16 144A

Date of First Offering:                                           02/04/2014

Dollar Amount Purchased:                                           5,525,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,000,000

Price Per Unit:                                110.50

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Global Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           1,152,240

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,160,000

Price Per Unit:                                99.33

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Global Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 5.25% 18 FEB 2024 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           1,129,841

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,150,000

Price Per Unit:                                98.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           80,954,768

Number of Shares or Par Value of Bonds Purchased:                                                                                     81,500,000

Price Per Unit:                                99.33

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 5.25% 18 FEB 2024 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           79,069,184

Number of Shares or Par Value of Bonds Purchased:                                                                                     80,480,000

Price Per Unit:                                98.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           725,116

Number of Shares or Par Value of Bonds Purchased:                                                                                     730,000

Price Per Unit:                                99.33

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 5.25% 18 FEB 2024 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           707,378

Number of Shares or Par Value of Bonds Purchased:                                                                                     720,000

Price Per Unit:                                98.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           6,704,843

Number of Shares or Par Value of Bonds Purchased:                                                                                     6,750,000

Price Per Unit:                                99.33

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 5.25% 18 FEB 2024 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           18,598,158

Number of Shares or Par Value of Bonds Purchased:                                                                                     18,930,000

Price Per Unit:                                98.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           198,662

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                99.33

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Short Duration Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 5.25% 18 FEB 2024 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           196,494

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                98.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           198,662

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                99.33

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 5.25% 18 FEB 2024 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           235,793

Number of Shares or Par Value of Bonds Purchased:                                                                                     240,000

Price Per Unit:                                98.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Dynamic Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           198,662

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                99.33

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Fixed Income Macro Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           655,585

Number of Shares or Par Value of Bonds Purchased:                                                                                     660,000

Price Per Unit:                                99.33

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Fixed Income Macro Strategies

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Bank PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                REPUBLIC OF SLOVENIA

Title of Security:                                SLOVENIAN GOVT 4.125% 18 FEB 2019 144A

Date of First Offering:                                           02/10/2014

Dollar Amount Purchased:                                           658,255

Number of Shares or Par Value of Bonds Purchased:                                                                                     670,000

Price Per Unit:                                98.25

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Scotia Capital (USA) Inc

Name of Issuer:                                FRESENIUS US FINANCE II

Title of Security:                                FRESENIUS US FINANCE II, IN 4.25% 01 FEB 2021 144A

Date of First Offering:                                           02/11/2014

Dollar Amount Purchased:                                           5,450,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,450,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs International; Barclays Capital Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; UBS Securities LLC

Name of Issuer:                                INEOS GROUP HOLDINGS SA

Title of Security:                                INEOS GROUP HOLDINGS S. 5.875% 15 FEB 2019-16 144A

Date of First Offering:                                           02/11/2014

Dollar Amount Purchased:                                           3,600,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,600,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Floating Rate Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Scotia Capital (USA) Inc

Name of Issuer:                                FRESENIUS US FINANCE II

Title of Security:                                FRESENIUS US FINANCE II, IN 4.25% 01 FEB 2021 144A

Date of First Offering:                                           02/11/2014

Dollar Amount Purchased:                                           5,600,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     5,600,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs International; BNP Paribas; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                REPUBLIC OF TURKEY

Title of Security:                                TURKISH GOVT 6.625% 17 FEB 2045

Date of First Offering:                                           02/12/2014

Dollar Amount Purchased:                                           8,169,645

Number of Shares or Par Value of Bonds Purchased:                                                                                     8,250,000

Price Per Unit:                                99.03

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; Scott & Stringfellow, LLC; Wells Fargo Securities, LLC

Name of Issuer:                                Cisco Systems Inc

Title of Security:                                CISCO SYSTEMS, INC. FRN 03 MAR 2017

Date of First Offering:                                           02/24/2014

Dollar Amount Purchased:                                           2,675,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,675,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Jefferies High Yield Trading, LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; Jefferies LLC; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                GREEKTOWN HOLDINGS LLC/M

Title of Security:                                GREEKTOWN HOLDINGS, L.L 8.875% 15 MAR 2019-16 144A

Date of First Offering:                                           02/26/2014

Dollar Amount Purchased:                                           2,150,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,150,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.

Name of Issuer:                                Juniper Networks Inc

Title of Security:                                JUNIPER NETWORKS, INC. 4.5% 15 MAR 2024

Date of First Offering:                                           02/27/2014

Dollar Amount Purchased:                                           823,738

Number of Shares or Par Value of Bonds Purchased:                                                                                     825,000

Price Per Unit:                                99.85

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.

Name of Issuer:                                Juniper Networks Inc

Title of Security:                                JUNIPER NETWORKS, INC. 4.5% 15 MAR 2024

Date of First Offering:                                           02/27/2014

Dollar Amount Purchased:                                           199,694

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                99.85

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.

Name of Issuer:                                Juniper Networks Inc

Title of Security:                                JUNIPER NETWORKS, INC. 4.5% 15 MAR 2024

Date of First Offering:                                           02/27/2014

Dollar Amount Purchased:                                           399,388

Number of Shares or Par Value of Bonds Purchased:                                                                                     400,000

Price Per Unit:                                99.85

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                HCA INC

Title of Security:                                HCA INC. 3.75% 15 MAR 2019

Date of First Offering:                                           03/03/2014

Dollar Amount Purchased:                                           4,800,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     4,800,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                HCA INC

Title of Security:                                HCA INC. 5% 15 MAR 2024

Date of First Offering:                                           03/03/2014

Dollar Amount Purchased:                                           7,900,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     7,900,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Floating Rate Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                HCA INC

Title of Security:                                HCA INC. 3.75% 15 MAR 2019

Date of First Offering:                                           03/03/2014

Dollar Amount Purchased:                                           10,000,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     10,000,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Floating Rate Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                HCA INC

Title of Security:                                HCA INC. 5% 15 MAR 2024

Date of First Offering:                                           03/03/2014

Dollar Amount Purchased:                                           8,050,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     8,050,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Bank of Ireland; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; U.S. Bancorp Investments, Inc.

Name of Issuer:                                Pitney Bowes Inc

Title of Security:                                PITNEY BOWES INC. 4.625% 15 MAR 2024-23

Date of First Offering:                                           03/04/2014

Dollar Amount Purchased:                                           2,156,621

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,175,000

Price Per Unit:                                99.16

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Bank of Ireland; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; U.S. Bancorp Investments, Inc.

Name of Issuer:                                Pitney Bowes Inc

Title of Security:                                PITNEY BOWES INC. 4.625% 15 MAR 2024-23

Date of First Offering:                                           03/04/2014

Dollar Amount Purchased:                                           520,564

Number of Shares or Par Value of Bonds Purchased:                                                                                     525,000

Price Per Unit:                                99.16

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Bank of Ireland; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; U.S. Bancorp Investments, Inc.

Name of Issuer:                                Pitney Bowes Inc

Title of Security:                                PITNEY BOWES INC. 4.625% 15 MAR 2024-23

Date of First Offering:                                           03/04/2014

Dollar Amount Purchased:                                           941,973

Number of Shares or Par Value of Bonds Purchased:                                                                                     950,000

Price Per Unit:                                99.16

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Commonwealth Bank of Australia; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC

Name of Issuer:                                Commonwealth Bank of Australia

Title of Security:                                COMMONWEALTH BANK OF AUSTRALI FRN 13 MAR 2017 144A

Date of First Offering:                                           03/05/2014

Dollar Amount Purchased:                                           2,875,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,875,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                Verizon Communications Inc

Title of Security:                                VERIZON COMMUNICATIONS INC. 4.15% 15 MAR 2024-23

Date of First Offering:                                           03/10/2014

Dollar Amount Purchased:                                           2,121,558

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,125,000

Price Per Unit:                                99.84

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                Verizon Communications Inc

Title of Security:                                VERIZON COMMUNICATIONS INC. 4.15% 15 MAR 2024-23

Date of First Offering:                                           03/10/2014

Dollar Amount Purchased:                                           1,148,137

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,150,000

Price Per Unit:                                99.84

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                Verizon Communications Inc

Title of Security:                                VERIZON COMMUNICATIONS INC. 4.15% 15 MAR 2024-23

Date of First Offering:                                           03/10/2014

Dollar Amount Purchased:                                           4,767,265

Number of Shares or Par Value of Bonds Purchased:                                                                                     4,775,000

Price Per Unit:                                99.84

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.

Name of Issuer:                                Post Holdings Inc

Title of Security:                                POST HOLDINGS, INC. 6.75% 01 DEC 2021-17 144A

Date of First Offering:                                           03/12/2014

Dollar Amount Purchased:                                           1,216,125

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,150,000

Price Per Unit:                                105.75

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Australia and New Zealand Banking Group Limited; Citigroup Global Markets Inc.; UBS Securities LLC

Name of Issuer:                                Australia & New Zealand Bankin

Title of Security:                                AUSTRALIA AND NEW ZEALAND BA 4.5% 19 MAR 2024 144A

Date of First Offering:                                           03/12/2014

Dollar Amount Purchased:                                           2,671,362

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,675,000

Price Per Unit:                                99.86

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Australia and New Zealand Banking Group Limited; Citigroup Global Markets Inc.; UBS Securities LLC

Name of Issuer:                                Australia & New Zealand Bankin

Title of Security:                                AUSTRALIA AND NEW ZEALAND BA 4.5% 19 MAR 2024 144A

Date of First Offering:                                           03/12/2014

Dollar Amount Purchased:                                           649,116

Number of Shares or Par Value of Bonds Purchased:                                                                                     650,000

Price Per Unit:                                99.86

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Australia and New Zealand Banking Group Limited; Citigroup Global Markets Inc.; UBS Securities LLC

Name of Issuer:                                Australia & New Zealand Bankin

Title of Security:                                AUSTRALIA AND NEW ZEALAND BA 4.5% 19 MAR 2024 144A

Date of First Offering:                                           03/12/2014

Dollar Amount Purchased:                                           2,421,702

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,425,000

Price Per Unit:                                99.86

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Suisse Securities (Europe) Limited

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                Alfa SAB de CV

Title of Security:                                ALFA, S.A.B. DE C.V. 6.875% 25 MAR 2044-43 144A

Date of First Offering:                                           03/20/2014

Dollar Amount Purchased:                                           1,790,946

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,800,000

Price Per Unit:                                99.50

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.

Name of Issuer:                                SLM CORP

Title of Security:                                SLM CORPORATION 6.125% 25 MAR 2024

Date of First Offering:                                           03/24/2014

Dollar Amount Purchased:                                           6,440,330

Number of Shares or Par Value of Bonds Purchased:                                                                                     6,500,000

Price Per Unit:                                99.08

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                UNITED AIR 2014-1 B PTT

Title of Security:                                UNITED AIRLINES, INC. 4.75% 11 OCT 2023

Date of First Offering:                                           03/24/2014

Dollar Amount Purchased:                                           3,650,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,650,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Long Short Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; RBS Securities Inc.

Name of Issuer:                                SLM CORP

Title of Security:                                SLM CORPORATION 6.125% 25 MAR 2024

Date of First Offering:                                           03/24/2014

Dollar Amount Purchased:                                           2,338,335

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,360,000

Price Per Unit:                                99.08

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs High Yield Floating Rate Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Morgan Stanley & Co. LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Morgan Stanley & Co. LLC

Name of Issuer:                                UNITED AIR 2014-1 B PTT

Title of Security:                                UNITED AIRLINES, INC. 4.75% 11 OCT 2023

Date of First Offering:                                           03/24/2014

Dollar Amount Purchased:                                           3,600,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     3,600,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; SMBC Nikko Securities Inc.

Name of Issuer:                                Sumitomo Mitsui Financial Grou

Title of Security:                                SUMITOMO MITSUI FINANCIAL 4.436% 02 APR 2024 144A

Date of First Offering:                                           03/26/2014

Dollar Amount Purchased:                                           2,950,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,950,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Long Short Credit Strategies Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC; Wells Fargo Securities, LLC

Name of Issuer:                                CALUMET SPECIALTY PROD

Title of Security:                                CALUMET SPECIALTY PRODUCT 6.5% 15 APR 2021-17 144A

Date of First Offering:                                           03/26/2014

Dollar Amount Purchased:                                           500,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     500,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; SMBC Nikko Securities Inc.

Name of Issuer:                                Sumitomo Mitsui Financial Grou

Title of Security:                                SUMITOMO MITSUI FINANCIAL 4.436% 02 APR 2024 144A

Date of First Offering:                                           03/26/2014

Dollar Amount Purchased:                                           725,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     725,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

Name of Fund:                                Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; SMBC Nikko Securities Inc.

Name of Issuer:                                Sumitomo Mitsui Financial Grou

Title of Security:                                SUMITOMO MITSUI FINANCIAL 4.436% 02 APR 2024 144A

Date of First Offering:                                           03/26/2014

Dollar Amount Purchased:                                           2,875,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     2,875,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014.**

*           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended December 31, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

**           Resolution expected to be adopted at the Meeting of the Board of Trustees on June 11-12, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended March 31, 2014 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).